                                                                     Exhibit 2.1

                                                          (Stamp) Filed In The
                                                         Office of the Secretary
                                   RESTATED                 of State of Texas
                                                              June 30, 1999
                           ARTICLES OF INCORPORATION       Corporations Section

                                      OF

                           SUNPOINT SECURITIES, INC.


     I, the undersigned Officer of Sunpoint Securities, Inc., a Texas Corporation (the "Corporation"), do, pursuant to Article 4.07 of the Texas Business Corporation Act, hereby restate the Articles of Incorporation and all amendments thereto that are in effect to date without any changes in any provision thereof with the exception that the number of directors now constituting the Board of Directors and the names and addresses of the persons now serving are substituted in lieu of similar information concerning the initial Board of Directors and the name and address of the incorporator are omitted.

                                  ARTICLE ONE
                                  -----------

     The name of the Corporation is Sunpoint Securities, Inc.

                                  ARTICLE TWO
                                  -----------

     The period of its duration is perpetual.

                                 ARTICLE THREE
                                 -------------

     The purpose or purposes for which the Corporation is organized is to transact any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                 ARTICLE FOUR
                                 ------------

     The aggregate number of shares which the Corporation shall have authority to issue is 5,500,000 at no par value. The shares which the Corporation shall have authority to issue shall be of two classes, Common Stock and Preferred Stock. The number of shares of Common Stock which the Corporation shall have authority to issue is 5,000,000, and such shares are to be without par value. The number of shares of Preferred Stock which the Corporation shall have authority to issue is 500,000, and such shares are to be without par value. Of the shares of Common Stock authorized for issuance, 100,000 shall be designated as Series B Common Stock. The Series B Common Stock shall be equal in all respects to all other shares of Common Stock, except that each share of Series B Common Stock shall be entitled to fifteen (15) votes on all matters submitted to a vote of stockholders.

                                  ARTICLE FIVE
                                  ------------

     The Board of Directors shall have authority to establish series of unissued shares of Preferred Stock by fixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitations, and relative rights could be stated if fully set forth in these Articles of Incorporation.

     The 500,000 shares of Preferred Stock of the Corporation consist of three Series established by Statements of Designation. The Board of Directors has established a series of Preferred Stock designated Series A Convertible Preferred Stock to consist of 30,000 shares with the designations, preferences, limitations, and relative rights of the shares of such series as established in the Statement of Designation Series A Convertible Preferred Stock of the Corporation filed May 11, 1995, a copy of which is attached hereto and incorporated herein for all purposes as Exhibit A.

     The Board of Directors has established a series of Preferred Stock designated Series B Convertible Preferred Stock to consist of 50,000 shares with the designations, preferences, limitations, and relative rights of the shares of such series as established in the Statement of Designation Series B Convertible Preferred Stock of the Corporation filed September 29, 1995, a copy of which is attached hereto and incorporated herein for all purposes as Exhibit B.

     The Board of Directors has established a series of Preferred Stock designated Series C Convertible Preferred Stock to consist of 420,000 shares with the designations, preferences, limitations, and relative rights of the shares of such series as established in the Statement of Designation Series C Convertible Preferred Stock of the Corporation filed December 14, 1995, a copy of which is attached hereto and incorporated herein for all purposes as Exhibit C.

                                  ARTICLE SIX
                                  -----------

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than $1,000.

                                 ARTICLE SEVEN
                                 -------------

     The address of its registered office is 911 West Loop 281, Suite 211, Longview, Texas 75604, and the name of its registered agent at such address is Van R. Lewis, III.

                                 ARTICLE EIGHT
                                 -------------

     The number of directors is five (5) and the name and address of each director is:


          Van R. Lewis, III             911 W. Loop 281
                                        Third Floor
                                        Longview, Texas 75604

          Marvin W. Sapaugh             911 W. Loop 281
                                        Third Floor
                                        Longview, Texas 75604

          Mary Ellen Wilder             911 W. Loop 281
                                        Third Floor
                                        Longview, Texas 75604

          John C. Pope                  911 W. Loop 281
                                        Third Floor
                                        Longview, Texas 75604

          H. Wayne Smith                911 W. Loop 281
                                        Third Floor
                                        Longview, Texas 75604


                                  ARTICLE NINE
                                  ------------

     Cumulative voting by any shareholder is hereby expressly prohibited.

                                  ARTICLE TEN
                                  -----------

     No shareholder of the Corporation shall have a preemptive right to acquire additional, unissued, or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares.

                                 ARTICLE ELEVEN
                                 --------------

     To the fullest extent permitted by applicable law, no director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for an act or omission in such director's capacity as a director of the Corporation, except that this Article XI does not eliminate or limit the liability of a director of the Corporation for:

     (1) A breach of such director's duty of loyalty to the Corporation or its shareholders;

     (2) An act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;

     (3) A transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of such director's office; or

     (4) An act or omission for which the liability of such director is expressly provided for by an applicable statute.

     Any repeal or amendment of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article, a director shall not be liable to the fullest extent permitted by any Amendment to the Texas Miscellaneous Corporation Laws Act or the Texas Business Corporation Act hereafter enacted that further limits the liability of a director.

                                ARTICLE TWELVE
                                --------------

     Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such an action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1999


                                            /s/ V. Lewis
                                            __________________________________
                                            VAN R. LEWIS, III
                                            PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICER

                                                                         (stamp)
                                                                           FILED
                                                            In the Office of the
                                                     Secretary of State of Texas
                                                                    MAY 11, 1995
                                                            Corporations Section
                            STATEMENT OF DESIGNATION
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                           SUNPOINT SECURITIES, INC.

     Sunpoint Securities, Inc., pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, hereby makes the following statement relating to the establishment of a series of shares:

1.   The name of the corporation is Sunpoint Securities, Inc.

2. A copy of the resolution establishing and designating the series and fixing and determining the preferences, limitations, and relative rights thereof is as follows:

          RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of Sunpoint Securities, Inc. (the "Corporation"), the Board of Directors hereby establishes a series of Preferred Stock of the Corporation to consist of 125,000 shares, and fixes the designations, preferences, limitations and relative rights of the shares of such series so established as follows:

     (a)  Designation. The designation of the series of Preferred Stock created
          -----------
          by this resolution shall be Series A Convertible Preferred Stock (hereinafter called this "Series").

     (b)  Dividend Rate. Out of the surplus or net profits of the Corporation
          -------------
          legally available for dividends, the holder of shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate of $0.48 per share of such Series per annum from the date of cumulation and continuing thereafter at such rate so long as such share remains issued and outstanding. Dividends shall be payable quarterly on the last day of March, June, September and December in each year, commencing June 30, 1995 (each such day being hereinafter called a dividend date and each quarterly period ending, with a dividend date being hereinafter called a dividend period), in each case from the date of cumulation (as hereinafter described in this Section (b)) of this Series (provided, however, that, if the date of cumulation of this Series shall be a date less than 30 days prior to a dividend date, the dividend that would otherwise be payable on such dividend date shall be payable on the next succeeding dividend date); and such dividends upon the Preferred Stock shall be cumulative (whether or not in any dividend period or periods there shall be surplus or net profits of the Corporation legally available for the payment of such dividends), so

Statement of Designation - Page 1
          that, if at any time dividends upon the outstanding Preferred Stock of this Series at the respective per annum rates determined for this Series from the date of cumulation thereof to the end of the then current dividend period shall not have been paid in full or declared and a sum sufficient for the payment in full thereof set apart for such payment, the amount of the deficiency shall be fully paid, but without interest, before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, or any payment shall be made on account of the purchase or redemption of, the Common Stock or any other series of Preferred Stock ("Other Preferred Stock").

          Any dividend on the Preferred Stock which is payable in respect of any dividend period less than a full quarterly period shall be computed on the basis of the actual number of days elapsed from the cumulation date to the dividend date for such period assuming for such purposes a 360 day year consisting of 12 months of 30 days each.

          The term `date of cumulation' as used herein which reference to shares of this Series shall be deemed to mean the date on which such shares of this Series are first issued.

     (c)  Conversion Rights. Each share of this Series shall be convertible into
          -----------------
          one share of Common Stock of the Corporation subject to the following terms and conditions:

          (1) The shares of this Series shall be convertible at the office of the Corporation or at the office of any transfer agent for this Series, and at such other office or offices, if any, as the Board of Director may designate, into fully paid and nonassessable shares of Common Stock of the Corporation.

          (2) In order to convert shares of this Series into Common Stock pursuant to this Section (c) the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank, together with any payment required by this Section (c) and transfer tax stamps or funds therefor, if required pursuant to paragraph (7) below, and give written notice to the Corporation at said office that the holder elects to convert such shares of this Series surrendered for conversion.

Statement of Designation - Page 2

               Any such written notice that the holder elects to convert such shares of this Series surrendered for conversion which is given to the Corporation at said office during the period from the close of business on any record date for the payment of a dividend on such share to the opening of business on the date for payment of such dividend shall be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on such shares of this Series being surrendered for conversion. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon such conversion.

               Shares of this Series shall be deemed to have been converted pursuant to this Section (c) immediately prior to the close of business on the date of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the conversion price in effect at such time on such succeeding day. As promptly as practicable after such conversion date, the Corporation shall issue and shall deliver at said office a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with a cash payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

          (3) No fractional shares of Common Stock shall be issued upon conversion of shares of this Series, but, instead of any fraction of a share of Common Stock which would otherwise be issuable at one time to the same holder in respect of the aggregate number of shares in this Series converted, the Corporation shall pay a cash adjustment of such fraction in an amount equal to the same fraction of the Closing Price, as hereinafter described in

Statement of Designation - Page 3
          paragraph (8) below, of a share of Common Stock on the date on which such shares of this Series were converted, or, if such date is not a Trading Day, as hereinafter described in paragraph (8) below, on the next Trading Day.

     (4) The number of shares of Common Stock to be issued upon conversion of shares of this Series shall be adjusted from time to time as follows:

          (A) In case the Corporation shall (i) subdivide its outstanding shares of Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, (iii) issue any shares by reclassification of its shares of Common Stock, or (iv) cause any event described in clauses (A), (B) or (C) of paragraph
               (5) below to occur, the number of shares of Common Stock to be issued upon conversion of shares of this Series at the time of the record date of such subdivision, combination, reclassification or event described in clauses (A), (B) or (C) of paragraph (5) below shall be adjusted, effective at the opening of business on the business day next following such record date so that the holder of any shares of this Series surrendered for conversion after such record date shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned or been entitled to receive had such shares of this Series been converted immediately prior to such time. If, as a result of an adjustment made pursuant to this clause (A) the holder of any share thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocations of the adjusted Conversion Ratio between or among shares of such classes of capital stock.

          (B) In any case in which this paragraph (4) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date, the Corporation may elect to defer until after the occurrence of such event: (i) issuing to the holder of any shares

Statement of Designation - Page 4
                    of this Series converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion and (ii) paying to such holder any amount in cash in lieu of fractional shares of Common Stock pursuant to paragraph (3) above, and in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares should such event occur.

          (5)  In case:

               (A) the Corporation shall declare a dividend or any other distribution on its Common Stock payable otherwise than in cash out of its retained earnings; or

               (B) the Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (C) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock); or

               (D) of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

               (E) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

               then the Corporation shall cause to be mailed to the transfer agent or agent for the series and to the holders of record of the outstanding shares of this Series, at least 20 days (or 10 days in any case specified in clause (A) or (B) above) prior to the applicable record date hereinafter specified, a notice stating
               (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights

Statement of Designation - Page 5
               are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          (6) The Corporation shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then deliverable upon the conversion of all shares of this Series then outstanding, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

          (7) The Corporation shall pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue shall have paid to the Corporation the amount of any such tax or shall have established, to the satisfaction of the Corporation, that such tax shall have been paid.

          (8) As used in this Section (c), the term "Closing Price" on any day shall mean the reported last sales price regular way on any national exchange or the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing

Statement of Designation - Page 6
               bid and asked price in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose, or if no such quotations are available, the fair market price as determined by the Corporation (whose determination shall be conclusive), and the term "Trading Day" shall mean a date on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a date on which any New York Exchange member firm is open for the transaction of business.

          (9) If either of the following shall occur, namely: (a) any consolidation or merger to which the Corporation is a party, other than a consolidation or a merger in which consolidation or merger the Corporation is a continuing corporation and which does not result in any reclassification of or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in outstanding shares of the Common Stock, or (b) any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety; then the holder of each share of this Series then outstanding shall have the right to convert such share only into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph (4) above. The provisions of this paragraph (9) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (10) Notwithstanding anything elsewhere contained in this Certificate, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on any of the shares of this Series and which shall not be required for such purposes because of the conversion of such shares, as provided in this Section (c), shall, upon delivery to the paying agent of evidence satisfactory to it of such conversion, after such conversion be repaid to the Corporation by the paying agent.

Statement of Designation - Page 7

          (11) Any shares of this Series which shall at any time have been converted into shares of Common Stock shall, after conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

     (d)  Redemption
          ----------

          (1) Commencing the earlier of (A) 24 months after issuance, or (B) the commencement of a public offering for the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, the shares of this Series will be redeemable, in whole or part, at any time at the option of the Corporation at the cash price equal to $8.00 per share of such Series, plus all dividends accrued and unpaid as of the redemption date. In the event that less than all of the outstanding shares of this Series are at one time redeemed by the Corporation, the shares to be redeemed shall be selected in such manner as may be prescribed by the Board of Directors of the Corporation, in its discretion. Notice of redemption of shares of this Series shall be mailed to each holder of record of the shares to be redeemed, at his address of record, not less than 30 days prior to the redemption date. For at least 30 days following the notice of redemption and until two full business days prior to the date of redemption, the holders of shares of this Series shall have the right to convert shares of this Series into shares of Common Stock, as described in Section (c) above. The notice of redemption shall specify the date and place of redemption, the redemption price, the date when shares of this Series cease to be convertible, and if less than all the shares owned by the holder are then to be redeemed, the number of shares thereof which are to be redeemed. Unless default shall be made in the payment in full of the redemption price and any accrued and unpaid dividends, dividends on the shares called for redemption shall cease to accrue on the redemption date, and all rights of the holders of those shares shall cease on the redemption date, except the right to convert to Common Stock any shares theretofore tendered for conversion and except the right to receive the amount payable upon redemption of the shares on presentation and surrender of the respective certificates representing the shares, and the shares shall not after the

Statement of Designation - Page 8
               redemption date be deemed to be outstanding. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (2) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

          (3) The holders of this Series shall be entitled to receive the redemption payments specified in this Section (d) if, when and as such payments shall be authorized by the Board of Directors, out of the assets of the Corporation legally available therefore.

     (e)  Liquidation Rights.
          ------------------

          (1) Upon the liquidation, dissolution or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or Other Preferred Stock (as hereinbefore described in Section (b) above), an amount equal to $8.00 per share of such Series, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

          (2) If upon any liquidation, dissolution or winding up of the Corporation the amounts payable on or with respect to the Preferred Stock of this Series are not paid in full, the holders of shares of such Preferred Stock shall share ratably in any distribution of assets according to the respective number of shares of such Preferred Stock held by them.

          (3) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other

Statement of Designation - Page 9
               corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (e).

     (f)  Voting Rights. Except as provided by law, the holders of shares of
          -------------
          this Series shall not have any right to vote for any purpose on any matter whatsoever.

3.   Such resolution was adopted on May 10, 1995.

4. Such resolution was duly adopted by all necessary action on the part of the Corporation.

                                SUNPOINT SECURITIES, INC.


                                    /s/ V. Lewis
                                By: ----------------------------
                                    Van R. Lewis III, President

Statement of Designation - Page 10

                                                                         (stamp)
                                                                           FILED
                                                            In the Office of the
                                                     Secretary of State of Texas
                                                                    SEP 29, 1995
                                                            Corporations Section

                            STATEMENT OF DESIGNATION
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                           SUNPOINT SECURITIES, INC.

     Sunpoint Securities, Inc., pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, hereby makes the following statement relating to the establishment of a series of shares:

1.   The name of the corporation is Sunpoint Securities, Inc.

2. A copy of the resolution establishing and designating the series and fixing and determining the preferences, limitations, and relative rights thereof is as follows:

          RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of Sunpoint Securities, Inc. (the "Corporation"), the Board of Directors hereby establishes a series of Preferred Stock of the Corporation to consist of 50,000 shares, and fixes the designations, preferences, limitations and relative rights of the shares of such series so established as follows:

     (a)  Designation. The designation of the series of Preferred Stock created
          -----------
          by this resolution shall be Series B Convertible Preferred Stock (hereinafter called this "Series").

     (b)  Dividend Rate. Out of the surplus or net profits of the Corporation
          -------------
          legally available for dividends, the holder of shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate of $1.44 per share of such Series per annum from the date of cumulation and continuing thereafter at such rate so long as such share remains issued and outstanding. Dividends shall be payable quarterly on the last day of March, June, September and December in each year, commencing December 31, 1995 (each such day being hereinafter called a dividend date and each quarterly period ending, with a dividend date being hereinafter called a dividend period), in each case from the date of cumulation (as hereinafter described in this Section (b)) of this Series (provided, however, that, if the date of cumulation of this Series shall be a date less than 30 days prior to a dividend date, the dividend that would otherwise be payable on such dividend date shall be payable on the next succeeding dividend date); and such dividends upon the shares of this Series shall be cumulative (whether or not in any dividend period or periods there shall be surplus or net profits of the Corporation legally available for the payment of such dividends), so that, if at

Statement of Designation - Page 1
          any time dividends upon the outstanding shares of this Series at the respective per annum rates determined for this Series from the date of cumulation thereof to the end of the then current dividend period shall not have been paid in full or declared and a sum sufficient for the payment in full thereof set apart for such payment, the amount of the deficiency shall be fully paid, but without interest, before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, or any payment shall be made on account of the purchase or redemption of, the Common Stock or any series of Preferred Stock other than the Series A Convertible Preferred Stock or the shares of this Series ("Other Preferred Stock").

          Any dividend on the shares of this Series which is payable in respect of any dividend period less than a full quarterly period shall be computed on the basis of the actual number of days elapsed from the cumulation date to the dividend date for such period assuming for such purposes a 360 day year consisting of 12 months of 30 days each.

          The term `date of cumulation' as used herein which reference to shares of this Series shall be deemed to mean the date on which such shares of this Series are first issued.

     (c)  Conversion Rights. Each share of this Series shall be convertible into
          -----------------
          one share of Common Stock of the Corporation subject to the following terms and conditions:

          (1) The shares of this Series shall be convertible at the office of the Corporation or at the office of any transfer agent for this Series, and at such other office or offices, if any, as the Board of Director may designate, into fully paid and nonassessable shares of Common Stock of the Corporation.

          (2) In order to convert shares of this Series into Common Stock pursuant to this Section (c) the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank, together with any payment required by this Section (c) and transfer tax stamps or funds therefor, if required pursuant to paragraph (7) below, and give written

Statement of Designation - Page 2
               notice to the Corporation at said office that the holder elects to convert such shares of this Series surrendered for conversion. Any such written notice that the holder elects to convert such shares of this Series surrendered for conversion which is given to the Corporation at said office during the period from the close of business on any record date for the payment of a dividend on such share to the opening of business on the date for payment of such dividend shall be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on such shares of this Series being surrendered for conversion. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon such conversion.

               Shares of this Series shall be deemed to have been converted pursuant to this Section (c) immediately prior to the close of business on the date of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the conversion price in effect at such time on such succeeding day. As promptly as practicable after such conversion date, the Corporation shall issue and shall deliver at said office a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with a cash payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

          (3) No fractional shares of Common Stock shall be issued upon conversion of shares of this Series, but, instead of any fraction of a share of Common Stock which would otherwise be issuable at one time to the same holder in respect of the aggregate number of shares in this Series converted, the Corporation shall pay a

Statement of Designation - Page 3
          cash adjustment of such fraction in an amount equal to the same fraction of the Closing Price, as hereinafter described in paragraph
          (8) below, of a share of Common Stock on the date on which such shares of this Series were converted, or, if such date is not a Trading Day, as hereinafter described in paragraph (8) below, on the next Trading Day.

     (4) The number of shares of Common Stock to be issued upon conversion of shares of this Series shall be adjusted from time to time as follows:

          (A) In case the Corporation shall (i) subdivide its outstanding shares of Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, (iii) issue any shares by reclassification of its shares of Common Stock, or (iv) cause any event described in clauses (A), (B) or (C) of paragraph
               (5) below to occur, the number of shares of Common Stock to be issued upon conversion of shares of this Series at the time of the record date of such subdivision, combination, reclassification or event described in clauses (A), (B) or (C) of paragraph (5) below shall be adjusted, effective at the opening of business on the business day next following such record date so that the holder of any shares of this Series surrendered for conversion after such record date shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned or been entitled to receive had such shares of this Series been converted immediately prior to such time. If, as a result of an adjustment made pursuant to this clause (A) the holder of any share thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocations of the adjusted Conversion Ratio between or among shares of such classes of capital stock.

          (B) In any case in which this paragraph (4) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date, the Corporation may elect to defer until after the

Statement of Designation - Page 4
               occurrence of such event: (i) issuing to the holder of any shares of this Series converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion and (ii) paying to such holder any amount in cash in lieu of fractional shares of Common Stock pursuant to paragraph (3) above, and in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares should such event occur.

     (5)  In case:

          (A) the Corporation shall declare a dividend or any other distribution on its Common Stock payable otherwise than in cash out of its retained earnings; or

          (B) the Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (C) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock); or

          (D) of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

          (E) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

               then the Corporation shall cause to be mailed to the transfer agent or agent for the series and to the holders of record of the outstanding shares of this Series, at least 20 days (or 10 days in any case specified in clause (A) or (B) above) prior to the applicable record date hereinafter specified, a notice stating
               (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to

Statement of Designation - Page 5
               be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          (6) The Corporation shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then deliverable upon the conversion of all shares of this Series then outstanding, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

          (7) The Corporation shall pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue shall have paid to the Corporation the amount of any such tax or shall have established, to the satisfaction of the Corporation, that such tax shall have been paid.

          (8) As used in this Section (c), the term "Closing Price" on any day shall mean the reported last sales price regular way on any national exchange or the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading

Statement of Designation - Page 6
               on any national
               securities exchange, the average of the closing bid and asked price in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose, or if no such quotations are available, the fair market price as determined by the Corporation (whose determination shall be conclusive), and the term "Trading Day" shall mean a date on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a date on which any New York Exchange member firm is open for the transaction of business.

          (9) If either of the following shall occur, namely: (a) any consolidation or merger to which the Corporation is a party, other than a consolidation or a merger in which consolidation or merger the Corporation is a continuing corporation and which does not result in any reclassification of or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in outstanding shares of the Common Stock, or (b) any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety; then the holder of each share of this Series then outstanding shall have the right to convert such share only into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph (4) above. The provisions of this paragraph (9) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (10) Notwithstanding anything elsewhere contained in this Certificate, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on any of the shares of this Series and which shall not be required for such purposes because of the conversion of such shares, as provided in this Section (c), shall, upon delivery to the paying agent of evidence satisfactory to it of such conversion, after such conversion be repaid to the

Statement of Designation - Page 7

               Corporation by the paying agent.

          (11) Any shares of this Series which shall at any time have been converted into shares of Common Stock shall, after conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

     (d)   Redemption
           ----------

          (1) Commencing the earlier of (A) 24 months after issuance, or (B) the commencement of a public offering for the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, the shares of this Series will be redeemable, in whole or part, at any time at the option of the Corporation at the cash price equal to $12.00 per share of such Series, plus all dividends accrued and unpaid as of the redemption date. In the event that less than all of the outstanding shares of this Series are at one time redeemed by the Corporation, the shares to be redeemed shall be selected in such manner as may be prescribed by the Board of Directors of the Corporation, in its discretion. Notice of redemption of shares of this Series shall be mailed to each holder of record of the shares to be redeemed, at his address of record, not less than 30 days prior to the redemption date. For at least 30 days following the notice of redemption and until two full business days prior to the date of redemption, the holders of shares of this Series shall have the right to convert shares of this Series into shares of Common Stock, as described in Section (c) above. The notice of redemption shall specify the date and place of redemption, the redemption price, the date when shares of this Series cease to be convertible, and if less than all the shares owned by the holder are then to be redeemed, the number of shares thereof which are to be redeemed. Unless default shall be made in the payment in full of the redemption price and any accrued and unpaid dividends, dividends on the shares called for redemption shall cease to accrue on the redemption date, and all rights of the holders of those shares shall cease on the redemption date, except the right to convert to Common Stock any shares theretofore tendered for conversion and except the right to receive the amount payable upon redemption of the shares on


Statement of Designation - Page 8
               presentation and surrender of the respective certificates representing the shares, and the shares shall not after the redemption date be deemed to be outstanding. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (2) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

          (3) The holders of this Series shall be entitled to receive the redemption payments specified in this Section (d) if, when and as such payments shall be authorized by the Board of Directors, out of the assets of the Corporation legally available therefore.

     (e)  Liquidation Rights.
          ------------------

          (1) Upon the liquidation, dissolution or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or Other Preferred Stock (as hereinbefore described in Section (b) above), an amount equal to $12.00 per share of such Series, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

          (2) If upon any liquidation, dissolution or winding up of the Corporation the amounts payable on or with respect to the Preferred Stock of this Series are not paid in full, the holders of shares of such Preferred Stock shall share ratably in any distribution of assets according to the respective number of such held by them.

          (3) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other

Statement of Designation - Page 9
               corporation or the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (e).

     (f)  Voting Rights. Except as provided by law, the holders of shares of
          -------------
          this Series shall not have any right to vote for any purpose on any matter whatsoever.

     (g)  Series A Convertible Preferred Stock. The preferences and relative
          ------------------------------------
          rights of the shares of this Series shall be subject in all respects to the preferences and relative rights of the Series A Convertible Preferred Stock to the extent provided in the Board of Directors resolution establishing such series.

3.   Such resolution was adopted on September 28, 1995.

4. Such resolution was duly adopted by all necessary action on the part of the Corporation.

                         SUNPOINT SECURITIES, INC.

                             /s/ Marvin W. Sapaugh
                         By: ---------------------------------
                             Marvin W. Sapaugh, President

Statement of Designation - Page 10

                                                                         (stamp)
                                                                           FILED
                                                            In the Office of the
                                                     Secretary of State of Texas
                                                                    DEC 14, 1995
                                                            CORPORATIONS SECTION
                            STATEMENT OF DESIGNATION
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                           SUNPOINT SECURITIES, INC.

     Sunpoint Securities, Inc., pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, hereby makes the following statement relating to the establishment of a series of shares:

1.   The name of the corporation is Sunpoint Securities, Inc.

2. A copy of the resolution establishing and designating the series and fixing and determining the preferences, limitations, and relative rights thereof is as follows:

          RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of Sunpoint Securities, Inc. (the "Corporation"), the Board of Directors hereby establishes a series of Preferred Stock of the Corporation to consist of 360,000 shares, and fixes the designations, preferences, limitations and relative rights of the shares of such series so established as follows:

     (a)  Designation. The designation of the series of Preferred Stock created
          -----------
          by this resolution shall be Series C Convertible Preferred Stock (hereinafter called this "Series").

     (b)  Dividend Rate. Out of the surplus or net profits of the Corporation
          -------------
          legally available for dividends, the holder of shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate of $1.00 per share of such Series per annum from the date of cumulation and continuing thereafter at such rate so long as such share remains issued and outstanding. Dividends shall be payable quarterly on the last day of March, June, September and December in each year, commencing December 31, 1995 (each such day being hereinafter called a dividend date and each quarterly period ending, with a dividend date being hereinafter called a dividend period), in each case from the date of cumulation (as hereinafter described in this Section (b)) of this Series (provided, however, that, if the date of cumulation of this Series shall be a date less than 30 days prior to a dividend date, the dividend that would otherwise be payable on such dividend date shall be payable on the next succeeding dividend date); and such dividends upon the shares of this Series shall be cumulative (whether or not in any dividend period or periods there shall be surplus or net profits of the Corporation legally available for the payment of such dividends), so that, if at

Statement of Designation - Page 1
          any time dividends upon the outstanding shares of this Series at the respective per annum rates determined for this Series from the date of cumulation thereof to the end of the then current dividend period shall not have been paid in full or declared and a sum sufficient for the payment in full thereof set apart for such payment, the amount of the deficiency shall be fully paid, but without interest, before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be ordered or made in respect of, or any payment shall be made on account of the purchase or redemption of, the Common Stock or any series of Preferred Stock other than the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, or the shares of this Series ("Other Preferred Stock").

          Any dividend on the shares of this Series which is payable in respect of any dividend period less than a full quarterly period shall be computed on the basis of the actual number of days elapsed from the cumulation date to the dividend date for such period assuming for such purposes a 360 day year consisting of 12 months of 30 days each.

          The term `date of cumulation' as used herein which reference to shares of this Series shall be deemed to mean the date on which such shares of this Series are first issued.

     (c)  Conversion Rights. Each share of this Series shall be convertible into
          -----------------
          one share of Common Stock of the Corporation subject to the following terms and conditions:

          (1) The shares of this Series shall be convertible at the office of the Corporation or at the office of any transfer agent for this Series, and at such other office or offices, if any, as the Board of Director may designate, into fully paid and nonassessable shares of Common Stock of the Corporation.

          (2) In order to convert shares of this Series into Common Stock pursuant to this Section (c) the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank, together with any payment required by this Section (c) and transfer tax stamps or funds therefor, if required pursuant to paragraph (7) below, and give written notice

Statement of Designation - Page 2
               to the Corporation at said office that the holder elects to convert such shares of this Series surrendered for conversion. Any such written notice that the holder elects to convert such shares of this Series surrendered for conversion which is given to the Corporation at said office during the period from the close of business on any record date for the payment of a dividend on such share to the opening of business on the date for payment of such dividend shall be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on such shares of this Series being surrendered for conversion. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon such conversion.

               Shares of this Series shall be deemed to have been converted pursuant to this Section (c) immediately prior to the close of business on the date of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the conversion price in effect at such time on such succeeding day. As promptly as practicable after such conversion date, the Corporation shall issue and shall deliver at said office a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with a cash payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

          (3) No fractional shares of Common Stock shall be issued upon conversion of shares of this Series, but, instead of any fraction of a share of Common Stock which would otherwise be issuable at one time to the same holder in respect of the aggregate number of

Statement of Designation - Page 3
          shares in this Series converted, the Corporation shall pay a cash adjustment of such fraction in an amount equal to the same fraction of the Closing Price, as hereinafter described in paragraph (8) below, of a share of Common Stock on the date on which such shares of this Series were converted, or, if such date is not a Trading Day, as hereinafter described in paragraph (8) below, on the next Trading Day.

     (4) The number of shares of Common Stock to be issued upon conversion of shares of this Series shall be adjusted from time to time as follows:

          (A) In case the Corporation shall (i) subdivide its outstanding shares of Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, (iii) issue any shares by reclassification of its shares of Common Stock, or (iv) cause any event described in clauses (A), (B) or (C) of paragraph
               (5) below to occur, the number of shares of Common Stock to be issued upon conversion of shares of this Series at the time of the record date of such subdivision, combination, reclassification or event described in clauses (A), (B) or (C) of paragraph (5) below shall be adjusted, effective at the opening of business on the business day next following such record date so that the holder of any shares of this Series surrendered for conversion after such record date shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned or been entitled to receive had such shares of this Series been converted immediately prior to such time. If, as a result of an adjustment made pursuant to this clause (A) the holder of any share thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocations of the adjusted Conversion Ratio between or among shares of such classes of capital stock.

          (B) In any case in which this paragraph (4) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a

Statement of Desognation - Page 4
               record date, the Corporation may elect to defer until after the occurrence of such event: (i) issuing to the holder of any shares of this Series converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion and (ii) paying to such holder any amount in cash in lieu of fractional shares of Common Stock pursuant to paragraph (3) above, and in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares should such event occur.

     (5)  In case:

          (A) the Corporation shall declare a dividend or any other distribution on its Common Stock payable otherwise than in cash out of its retained earnings; or

          (B) the Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (C) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock); or

          (D) of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

          (E) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

          then the Corporation shall cause to be mailed to the transfer agent or agent for the series and to the holders of record of the outstanding shares of this Series, at least 20 days (or 10 days in any case specified in clause (A) or (B) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution

Statement of Designation - Page 5
               or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or
               (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          (6) The Corporation shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock for the purpose of effecting the conversion of the shares of this Series, the full number of shares of Common Stock then deliverable upon the conversion of all shares of this Series then outstanding, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

          (7) The Corporation shall pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of this Series pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of this Series so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue shall have paid to the Corporation the amount of any such tax or shall have established, to the satisfaction of the Corporation, that such tax shall have been paid.

          (8) As used in this Section (c), the term "Closing Price" on any day shall mean the reported last sales price regular way on any national exchange or the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked price regular way on the principal national securities exchange on which the Common Stock is listed


Statement of Designation - Page 6
               or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked price in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose, or if no such quotations are available, the fair market price as determined by the Corporation (whose determination shall be conclusive), and the term "Trading Day" shall mean a date on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a date on which any New York Exchange member firm is open for the transaction of business.

          (9) If either of the following shall occur, namely: (a) any consolidation or merger to which the Corporation is a party, other than a consolidation or a merger in which consolidation or merger the Corporation is a continuing corporation and which does not result in any reclassification of or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in outstanding shares of the Common Stock, or (b) any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety; then the holder of each share of this Series then outstanding shall have the right to convert such share only into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph (4) above. The provisions of this paragraph (9) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (10) Notwithstanding anything elsewhere contained in this Certificate, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on any of the shares of this Series and which shall not be required for such purposes because of the conversion of such shares, as provided in this Section (c), shall, upon delivery to the paying agent of evidence satisfactory

Statement of Designation - Page 7
               to it of such conversion, after such conversion be repaid to the Corporation by the paying agent.

          (11) Any shares of this Series which shall at any time have been converted into shares of Common Stock shall, after conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

     (d)  Redemption
          ----------

          (1) Commencing the earlier of (A) 24 months after issuance, or (B) the commencement of a public offering for the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, the shares of this Series will be redeemable, in whole or part, at any time at the option of the Corporation at the cash price equal to $10.00 per share of such Series, plus all dividends accrued and unpaid as of the redemption date. In the event that less than all of the outstanding shares of this Series are at one time redeemed by the Corporation, the shares to be redeemed shall be selected in such manner as may be prescribed by the Board of Directors of the Corporation, in its discretion. Notice of redemption of shares of this Series shall be mailed to each holder of record of the shares to be redeemed, at his address of record, not less than 30 days prior to the redemption date. For at least 30 days following the notice of redemption and until two full business days prior to the date of redemption, the holders of shares of this Series shall have the right to convert shares of this Series into shares of Common Stock, as described in Section (c) above. The notice of redemption shall specify the date and place of redemption, the redemption price, the date when shares of this Series cease to be convertible, and if less than all the shares owned by the holder are then to be redeemed, the number of shares thereof which are to be redeemed. Unless default shall be made in the payment in full of the redemption price and any accrued and unpaid dividends, dividends on the shares called for redemption shall cease to accrue on the redemption date, and all rights of the holders of those shares shall cease on the redemption date, except the right to convert to Common Stock any shares theretofore tendered for conversion and except the right to

Statement of Designation - Page 8
               receive the amount payable upon redemption of the shares on presentation and surrender of the respective certificates representing the shares, and the shares shall not after the redemption date be deemed to be outstanding. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (2) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

          (3) The holders of this Series shall be entitled to receive the redemption payments specified in this Section (d) if, when and as such payments shall be authorized by the Board of Directors, out of the assets of the Corporation legally available therefore.

     (e)  Liquidation Rights.
          ------------------

          (1) Upon the liquidation, dissolution or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or Other Preferred Stock (as hereinbefore described in Section (b) above), an amount equal to $10.00 per share of such Series, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

          (2) If upon any liquidation, dissolution or winding up of the Corporation the amounts payable on or with respect to the Preferred Stock of this Series are not paid in full, the holders of shares of such Preferred Stock shall share ratably in any distribution of assets according to the respective number of such shares held by them.

          (3) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or

Statement of Designation - Page 9
                    consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (e).

     (f)  Voting Rights.  Except as provided by law, the holders of shares of
          -------------
          this Series shall not have any right to vote for any purpose on any matter whatsoever.

     (g)  Previously Established Series of Preferred Stock.  The preferences and
          ------------------------------------------------
          relative rights of the shares of this Series shall be subject in all respects to the preferences and relative rights of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock to the extent provided in the Board of Directors resolution establishing such series.

3.   Such resolution was adopted on December 12, 1995.

4. Such resolution was duly adopted by all necessary action on the part of the Corporation.

                            SUNPOINT SECURITIES, INC.


                            By: /s/ Marvin W. Sapaugh
                               ---------------------------
                               Marvin W. Sapaugh, President


Statement of Designation - Page 10